Exhibit 10.4

Execution Version

PLEDGE AGREEMENT

This Pledge Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of September 11, 2023, by and between ICU EYEWEAR HOLDINGS, INC., a California corporation (hereinafter referred to as “Pledgor”) and AB LENDING SPV I LLC, a Delaware limited liability company d/b/a Mountain Ridge Capital (together with its successors and assigns “Lender”).

RECITALS:

ICU EYEWEAR, INC., a California corporation (“Issuer”), Pledgor, and 1847 ICU HOLDINGS INC., a Delaware corporation (“ICU DE Holdings; and together with Issuer, Pledgor, and each other Person that joins this Agreement as a Borrower, each a “Borrower” and collectively the “Borrowers”), each of the other Loan Parties from time to time party thereto, and Lender are parties to a certain Amended and Restated Credit and Security Agreement, dated the date hereof (as amended, restated, supplemented or otherwise modified from time to time, as the “Credit Agreement”), pursuant to which Lender has agreed, subject to the terms and conditions set forth in the Credit Agreement, to make loans to Borrowers.

Pledgor is the record and beneficial owner of the Equity Interests listed on Schedule I hereto.

A condition to the making of any loans under the Credit Agreement is Pledgor’s pledge to Lender of one hundred percent (100%) of its Equity Interests of the Issuer, as security for the Obligations, whether arising under the Credit Agreement or under any of the other Loan Documents.

NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to such terms in the Credit Agreement. As used herein, the following terms shall have the following meanings:

“Full Payment” means the indefeasible payment in full in cash of the Secured Obligations (as hereinafter defined) and termination of all commitments of Lender to make loans or extend financial accommodations to Borrowers under the Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Equity Interests” means the Equity Interests listed on Schedule I hereto.

“Powers” means transfer powers, in form and substance satisfactory to Lender, pursuant to which Pledgor assigns, in blank, all Equity Interests and other Pledged Collateral evidenced by certificates.

“Secured Obligations” means, collectively, (a) all Obligations; (b) all indebtedness, liabilities and obligations of Pledgor to Lender under this Agreement; and (c) all of Pledgor’s indebtedness, liabilities and obligations under each Credit Agreement or guaranty agreement made by Pledgor in favor of Lender.

As used herein, the words “herein,” “hereof,” “hereunder,” and “hereon” shall have reference to this Agreement taken as a whole and not to any particular provision hereof. The terms “include,” “includes” and “including” as used herein shall be deemed to be followed by the words “without limitation” whether or not they are in fact followed by such words or words of like import.

2. Pledge and Grant of Security Interest. To secure the timely payment and performance of the Secured Obligations, Pledgor hereby pledges, assigns, transfers, sets over and delivers to Lender and grants to Lender a security interest in the following (collectively, the “Pledged Collateral”): (i) all of the Pledged Equity Interests and all rights relating thereto, and all options, if any, for the purchase of shares of the capital stock or other Equity Interests of Issuer owned by Pledgor, (ii) all Powers with respect to such Equity Interests that are evidenced by one or more certificates, and (iii) all proceeds thereof and dividends at any time payable in connection therewith.

3. Voting Rights. During the term of this Agreement, and so long as no Event of Default shall have occurred, Pledgor shall have the right to vote all or any portion of the respective Pledged Equity Interests owned by Pledgor on all corporate or company questions for all purposes not inconsistent with the terms of this Agreement or the Loan Documents. To that end, if Lender shall transfer all or any portion of the Pledged Collateral into its name or the name of its nominee as herein authorized, Lender shall, upon the request of Pledgor, unless an Event of Default shall have occurred, execute and deliver or cause to be executed and delivered to Pledgor, proxies with respect to the Pledged Collateral. Pledgor hereby grants to Lender, effective upon or after the occurrence of any Event of Default, an IRREVOCABLE PROXY pursuant to which Lender shall be entitled to exercise all voting powers pertaining to Pledgor’s respective portion of the Pledged Collateral, including, without limitation, to call and attend all meetings of the holders of Equity Interests of Issuer to be held from time to time with full power to act and vote in the name, place and stead of Pledgor, and any and all proxies previously executed by Pledgor shall automatically terminate and thereafter be null and void and of no effect whatsoever.

4. Collection of Dividend Payments. During the term of this Agreement, and so long as no Event of Default shall have occurred and to the extent permitted by the terms of the Credit Agreement, Pledgor shall have the right to receive and retain any and all sums payable by Issuer on account of any of the Pledged Collateral. Upon and after the occurrence of any Event of Default, all sums payable by Issuer on account of any of the Pledged Collateral shall be paid to Lender and any such sum received by Pledgor shall be deemed to be held by Pledgor in trust for Lender and shall be forthwith turned over to Lender for application to the Secured Obligations in such order of application as Lender may elect.

5. Lender’s Duties. Lender shall have no duty with respect to any of the Pledged Collateral other than the duty to use reasonable care in the safe custody of any tangible items of the Pledged Collateral in its possession. Without limiting the generality of the foregoing, Lender shall be under no obligation to sell any of the Pledged Collateral or otherwise to take any steps necessary to preserve the value of any of the Pledged Collateral or to preserve rights in the Pledged Collateral against any other parties, but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of Pledgor.

6. Representations and Warranties of Pledgor. Pledgor warrants and represents that:

(a) Pledgor is the legal and beneficial owner of its Pledged Collateral;

(b) all of the Pledged Equity Interests pledged by Pledgor hereunder have been duly and validly issued, are fully paid and nonassessable, and are owned by Pledgor free of any liens, charges or encumbrances except for Lender’s security interests hereunder;

(c) the Pledged Equity Interests constitute at least the percentage of the issued and outstanding capital stock or other Equity Interests of Issuer listed on Schedule I hereto;

(d) there are no restrictions upon the voting rights or, other than applicable securities laws, upon the transfer of any of the Pledged Collateral;

(e) Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer its respective portion of the Pledged Collateral without the consent of any other Person and free of any encumbrances and applicable restrictions imposed by any governmental agency or regulation and without any restriction under the by-laws, charter, operating agreement or partnership agreement, as applicable, of Issuer or any agreement among Issuer’s shareholders, members, managers or partners, as applicable;

(f) the execution, delivery and performance by Pledgor of this Agreement and the exercise by Lender of its rights and remedies hereunder do not and will not result in the violation of the by-laws, charter, operating agreement or partnership agreement, as applicable, of Pledgor, or any agreement, indenture or instrument, any license, judgment, decree, order, law, statute or other governmental rule or regulation, including, without limitation, any federal or state laws or regulations governing the sale or exchange of securities;

(g) no consent, filing, approval, registration or recording is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or (ii) to perfect the Lien created by this Agreement, except for possession by Lender of any certificate evidencing Pledged Equity Interests or the filing of a UCC financing statement with respect to the Pledged Collateral; and

(h) none of the Pledged Collateral is held or maintained in the form of a securities entitlement or credited to any securities account.

7. Affirmative Covenants of Pledgor. Until Full Payment, Pledgor covenants that Pledgor will:

(a) warrant and defend, at Pledgor’s own expense, Lender’s right, title, special property and security interest in and to the Pledged Collateral against the claims of any person or entity;

(b) promptly deliver to Lender all written notices, and promptly give written notice to Lender of any other notices, received by Pledgor with respect to the Pledged Collateral; and

(c) with respect to any Equity Interests that are evidenced by one or more certificates, deliver to Lender promptly to hold under this Agreement (i) certificates evidencing any Equity Interests of Issuer acquired by Pledgor by virtue of the exercise of any options included within the Pledged Collateral, and (ii) Powers duly executed in blank with signatures properly attested.

8. Negative Covenants of Pledgor. Until Full Payment, Pledgor covenants that Pledgor will not:

(a) sell, transfer, convey or otherwise dispose of any of the Pledged Collateral or any interest therein;

(b) incur or permit to be incurred any pledge, lien, charge, or encumbrance or any security interest whatsoever in or with respect to any of the Pledged Collateral or the proceeds thereof, other than the security interest created by the Credit Agreement and the other Loan Documents;

(c) consent to the issuance by Issuer of any new stock or other Equity Interest; or

(d) consent to any merger or other consolidation of Issuer with or into any other corporation or entity.

9. Irrevocable Authorization and Instructions. To the extent that any portion of the Pledged Collateral may now or hereafter consist of uncertificated securities within the meaning of Article 8 of the UCC, Pledgor irrevocably authorizes and instructs Issuer to comply with any instruction received by Issuer from Lender with respect to the Pledged Collateral without any other or further instructions from or consent of Pledgor, and Pledgor agrees that Issuer shall be fully protected in so complying; provided, however, that Lender agrees that it will not issue or deliver any such instructions except upon the occurrence of an Event of Default.

10. Subsequent Changes Affecting Pledged Collateral. Pledgor hereby represents to Lender that Pledgor has made Pledgor’s own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including rights to convert, rights to subscribe, payment of dividends and distributions, reorganization or other exchanges, tender offers and voting rights), and Pledgor hereby agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Lender may, upon or at any time after the occurrence of an Event of Default, at its option and without notice to Pledgor, transfer or register the Pledged Collateral or any portion thereof into its name or the names of its nominee with or without any indication that such Pledged Collateral is subject to the security interest hereunder.

11. Pledged Share Adjustments. If during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Issuer, or any option included within the Pledged Collateral is exercised, or both, all new, substituted and additional shares, or other securities or Equity Interests, issued by reason of any such change or exercise shall be delivered to and held by Lender under terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder.

12. Warrants, Options and Rights. If during the term of this Agreement subscription warrants or any other rights or options shall be issued or exercised in connection with the capital stock of Issuer, then such warrants, rights and options shall be immediately assigned by the Pledgor to Lender and all new stock or other securities or Equity Interests so acquired by Pledgor shall be immediately assigned to Lender to be held under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder.

13. Registration. If Lender determines that it is advisable to register under or otherwise comply in any way with the Securities Act of 1933 or any similar federal or state law, or if such registration or compliance is required with respect to the securities included in the Pledged Collateral prior to sale thereof by Lender, then upon or at any time after the occurrence of an Event of Default, Pledgor will use Pledgor’s best efforts to cause any such registration to be effectively made, at no expense to Lender, and to continue such registration effective for such time as may be reasonably necessary in the opinion of Lender, and will reimburse Lender for any expense incurred by Lender, including reasonable attorneys’ fees and accountant’s fees and expenses, in connection therewith.

14. Consent. Pledgor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default, and with or without notice to or assent from Pledgor, any other security at any time held by or available to Lender for any of the Secured Obligations may be exchanged, surrendered, or released, and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Lender may see fit, and Pledgor shall remain bound under this Agreement.

15. Remedies Upon Default. Upon or after the occurrence of any Event of Default, Lender shall have, in addition any other rights given by law or the rights given hereunder or under the Loan Documents, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. In addition, with respect to the Pledged Collateral, or any part thereof, which shall then be or shall thereafter come into Lender’s possession or custody, Lender may sell or cause the same to be sold at any broker’s board or at public or private sale, in one or more sales or lots, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgor, as provided in Section 20 below, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Lender may, in its name, or in the name of its designees or nominees, buy at any public sale of the Pledged Collateral and, if permitted by applicable law, buy at any private sale thereof. Pledgor will pay to Lender on demand all expenses (including, without limitation, court costs and reasonable attorneys’ fees and expenses) of, or incident to, the enforcement of any of the provisions hereof and all other charges due against the Pledged Collateral and any expenses of Pledged Collateral. In connection with any sale of Pledged Collateral by Lender, Lender shall have the right to execute any document or form, in its name or in the name of Pledgor, which may be necessary or desirable in connection with such sale, including, without limitation, Form 144 promulgated by the Securities and Exchange Commission. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement. In so doing, Lender may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Pledged Collateral, and if Lender solicits such offers from not less than four (4) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of the Pledged Collateral.

16. Term. This Agreement shall constitute a continuing agreement and shall remain in full force and effect until Full Payment.

17. Successors and Assigns. This Agreement shall be binding upon Pledgor and Pledgor’s legal representatives, administrators, heirs, executors, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. In the event of a sale or assignment by Lender of all or any part of the Secured Obligations, Lender may assign or transfer its rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to Lender hereunder, and Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.

18. Construction . Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under any applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19. Cooperation and Further Assurances. Pledgor agrees that Pledgor will cooperate with Lender and will upon Lender’s request execute and deliver, or cause to be executed and delivered, all such other Powers, instruments, and documents, and will take all such other action as Lender may reasonably request from time to time, in order to carry out the provisions and purposes hereof, including delivering to Lender, if requested by Lender, irrevocable proxies with respect to the Pledged Equity Interests in form satisfactory to Lender. Until receipt thereof, this Agreement shall constitute Pledgor’s proxy to Lender or its nominee to vote all shares of the Pledged Equity Interests then registered in Pledgor’s name.

20. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and shall be effective upon receipt by the noticed party. Acceptable methods for giving notices hereunder shall include first-class U.S. mail, commercial courier service and electronic transmission. Regardless of the manner in which notice is provided, notices may be sent to the address for Lender set forth in the Credit Agreement and the address for Pledgor as set forth on the signature pages hereto or, in either case, to such other address as either party may give to the other for such purpose in accordance with this Section 20.

21. Lender Appointed Attorney-In-Fact. Pledgor hereby constitutes and appoints Lender, with full power of substitution, Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, Lender shall have the power to arrange for the transfer, upon or at any time after the occurrence of an Event of Default, of any of the Pledged Collateral on the books of Issuer to the name of Lender. Pledgor agrees to indemnify and save Lender harmless from and against any liability or damage which Lender may suffer or incur in the exercise or performance of any of Lender’s powers and duties specifically set forth herein, except as the result of Lender’s gross negligence or willful misconduct.

22. Counterparts; Execution. This Agreement may be executed in any number of counterparts (which may be delivered electronically) and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Any signature page delivered by telecopy machine, transmitted electronically in Portable Document Format (“.pdf”) or by other electronic means shall be valid and binding to the same extent as an original signature page.

23. WAIVERS. PLEDGOR HEREBY WAIVES: NOTICE OF LENDER’S ACCEPTANCE OF THIS AGREEMENT; NOTICE OF EXTENSIONS OF CREDIT, LOANS, ADVANCES OR OTHER FINANCIAL ASSISTANCE BY LENDER TO BORROWERS; PRESENTMENT AND DEMAND FOR PAYMENT OF ANY OF THE SECURED OBLIGATIONS; PROTEST AND NOTICE OF DISHONOR OR DEFAULT WITH RESPECT TO ANY OF THE SECURED OBLIGATIONS; AND ALL OTHER NOTICES TO WHICH PLEDGOR MIGHT OTHERWISE BE ENTITLED EXCEPT AS HEREIN OTHERWISE EXPRESSLY PROVIDED.

24. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

25. Venue and Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF PLEDGOR AND LENDER CONSENTS TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF PLEDGOR AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO VENUE ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION AS LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO EXERCISE REMEDIES WITH RESPECT TO THE PLEDGED COLLATERAL.

26. Jury Waiver. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER AGAINST THE OTHER OR AGAINST ANY AFFILIATE, OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE LENDER, OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SPECIFICALLY SET FORTH THEREIN.

[Remainder of Page Intentionally Left Blank – Signature Pages Follow]

IN WITNESS WHEREOF, Pledgor has signed, sealed and delivered this Agreement, on the day and year first above written.

PLEDGOR:

ICU EYEWEAR HOLDINGS, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman and President

[Signatures continue on the following page]

Pledge Agreement – ICU CA Holdings (ICU Eyewear)

Accepted and agreed to, this 11th day of September, 2023:

LENDER:

AB Lending SPV I LLC, d/b/a Mountain Ridge Capital

By:	/s/ Craig Winslow
Name:	Craig Winslow
Title:	President and CEO

Pledge Agreement – ICU CA Holdings (ICU Eyewear)

SCHEDULE I

Pledgor	Issuer	Description	Certificate No.
ICU Eyewear Holdings, Inc., a California corporation	ICU Eyewear, Inc., a California corporation	50,379 shares of common stock	N/A

ACKNOWLEDGMENT AND AGREEMENT OF ISSUER

The undersigned (“Issuer”) hereby acknowledges, represents and agrees that: (i) Issuer has received a true and correct copy of the within and foregoing Pledge Agreement (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”); (ii) the Agreement has been duly recorded and noted on the books and records of Issuer and will be maintained as part of such books and records; (iii) the Agreement does not violate any term, condition or covenant of the by-laws, charter, operating agreement or partnership agreement, as applicable, of Issuer, or of any other agreement to which Issuer is a party; (iv) upon and after the occurrence of an Event of Default, Issuer will comply with written instructions originated by Lender without further consent of Pledgor as the registered owner of the Pledged Collateral; (v) Issuer consents to the execution of the Agreement and to the assignment, transfer and pledge of the Pledged Collateral effected thereby; and (vi) upon and after the occurrence of an Event of Default, Issuer consents to a public or private sale or sales of all or any part of the Pledged Collateral by Lender in accordance with the terms of the Agreement and consents to each purchaser of all or any part of the Pledged Collateral at such sale or sales becoming a shareholder, member, partner or other owner, as applicable, of Issuer thereby entitled to the same rights and privileges and subject to the same duties as the owner of the applicable Pledged Collateral under the by-laws, charter, operating agreement or partnership agreement, as applicable, of Issuer.

Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Acknowledgement and Agreement of Issuer is executed and shall be dated as of the date of the Agreement.

ISSUER:

ICU EYEWEAR, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman and President

Acknowledgement and Agreement of Issuer – Pledge Agreement – ICU CA Holdings (ICU Eyewear)